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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 23, 2003

                          THE MIIX GROUP, INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                  001-14593               22-3586492
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       (State or Other            (Commission           (IRS Employer
       Jurisdiction of            File Number)          Identification No.)
       Incorporation)


                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404
                                                          ----------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Items.

Reference is made to the press release dated April 23, 2003 and attached as
Exhibit 99.1 and incorporated by reference with respect to the notification by the New York Stock Exchange that the trading of the Company's common stock, traded under the symbol MHU, will be suspended at the opening of business on April 28, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE MIIX GROUP, INCORPORATED


                                            By:  /s/ Patricia A. Costante
                                                --------------------------------
                                                 Patricia A. Costante
                                                 Chairman and CEO

April 24, 2003

















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                                  EXHIBIT INDEX


Exhibit No.                                    Description
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99.1                                       Press Release dated April 23, 2003






















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